Pursuant to Rule 497(e)

Registration No. 333-32798

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Supplement dated June 14, 2010 to the Statement of Information (“SAI”)

dated April 30, 2010

The first full paragraph on page 13 of the SAI is hereby deleted in its entirety and replaced by the following:

“The Fund has adopted the following nonfundamental investment policies which may be changed by the Fund’s Board of Directors without shareholder approval. As a matter of nonfundamental policy, the Fund may not:

(a)    Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and in any event only to the extent that no more than 5% of its net assets are committed to short sales;

(b)    Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; or

(c)    Invest more than 10% of its total assets in Loans of any single Borrower.”

Capitalized terms used herein but not defined have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP1_SFPRO_4-10